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                                                                      Exhibit 24



                              COMSAT CORPORATION
                              POWERS OF ATTORNEY


     As of April 16, 1999, each of the undersigned hereby appoints Betty C. Alewine, President and Chief Executive Officer, Allen E. Flower, Vice President and Chief Financial Officer, Warren Y. Zeger, Vice President, General Counsel and Secretary, and Robert N. Davis, Jr., Assistant General Counsel, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement on Form S-8 relating to the registration of 250,000 shares of the Corporation's Common Stock for issuance pursuant to the Corporation's Non-Employee Directors Stock Plan, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


(1)  Principal executive officer

                                     By:  /s/ Betty C. Alewine
                                              Betty C. Alewine, President, Chief
                                              Executive Officer and Director

(2)  Principal financial officer

                                     By:  /s/ Allen E. Flower
                                              Allen E. Flower, Vice President
                                              and Chief Financial Officer

(3)  Principal accounting officer

                                     By:  /s/ Alan G. Korobov
                                              Alan G. Korobov, Controller
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(4)  Board of Directors


                                     By:  /s/ Edwin I. Colodny
                                              Edwin I. Colodny, Chairman and
                                              Director


                                     By:  /s/ Marcus C. Bennett
                                              Marcus C. Bennett, Director


                                     By:  /s/ Lucy Wilson Benson
                                              Lucy Wilson Benson, Director


                                     By:  /s/ Lawrence S. Eagleburger
                                              Lawrence S. Eagleburger, Director


                                     By:  /s/ Neal B. Freeman
                                              Neal B. Freeman, Director


                                     By:  /s/ Caleb B. Hurtt
                                              Caleb B. Hurtt, Director


                                     By:  /s/ Peter S. Knight
                                              Peter S. Knight, Director


                                     By:
                                        -------------------------------------
                                              Peter W. Likins, Director


                                     By:  /s/ Charles T. Manatt
                                              Charles T. Manatt, Director
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                                     By:  /s/ Larry G. Schafran
                                              Larry G. Schafran, Director


                                     By:  /s/ Robert G. Schwartz
                                              Robert G. Schwartz, Director


                                     By: /s/ Kathryn C. Turner
                                             Kathryn C. Turner, Director


                                     By: /s/ Guy P. Wyser-Pratte
                                             Guy P. Wyser-Pratte, Director